UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 29, 2007 (June 25, 2007)

HANCOCK FABRICS, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	1-9482	64-0740905
(State or other jurisdiction	(Commission	(I. R. S. Employer
of incorporation)	File Number)	Identification No.)

One Fashion Way, Baldwyn, MS	38824
(Address of Principal Executive Offices)	(Zip Code)

Company's telephone number, including area code: (662) 365-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01	Changes in Company's Certifying Accountant.

(a)           On June 25, 2007, PricewaterhouseCoopers LLP ("PwC") was dismissed as independent registered public accounting firm of Hancock Fabrics, Inc. (the "Company") pursuant to the approval of the Board of Directors of the Company. The reports of PwC on the Company's consolidated financial statements for the years ended January 28, 2006 and January 30, 2005 did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to audit scope, accounting principle or uncertainty.  As of January 28, 2006, certain material weaknesses in controls were identified by the Company's management. A "material weakness" is a control deficiency, or combination of control deficiencies, that results in more than a remote likelihood that a material misstatement of the annual or interim financial statements will not be prevented or detected. Such material weaknesses were previously disclosed in the Item 9A section of the Company's Annual Report on Form 10-K for the year ended January 28, 2006 and none of such material weaknesses had been fully remediated as of June 25, 2007:

1.
The Company did not maintain a sufficient complement of personnel with an appropriate level of accounting knowledge, experience and training in the application of accounting principles generally accepted in the United States of America and internal control over financial reporting commensurate with the Company's financial reporting requirements. This material weakness contributed to the five material weaknesses described below.

2.	The Company did not maintain effective controls over the completeness and accuracy of inventory.

3.	The Company did not maintain effective controls over the completeness, accuracy and validity of pension benefit obligations and pension expense.

4.	The Company did not maintain effective controls over the complete and accurate recording of leases.

5.	The Company did not maintain effective controls over the completeness and accuracy of certain accrued liabilities and related operating expense accounts.

6.	The Company did not maintain effective controls over reconciliations of certain financial statement accounts and related disclosures.

The Company has authorized PwC to respond fully to the inquiries of the successor independent registered public accounting firm concerning the subject matter of each of the six material weaknesses in controls discussed above.

During the years ended January 30, 2005 and January 28, 2006 and through June 25, 2007, there were no reportable events pursuant to Item 304(a)(1)(v) of Regulation S-K, except for the material weaknesses discussed above.

During the years ended January 30, 2005 and January 28, 2006, and through June 25, 2007, the Company has not had any "disagreements" (as such term is defined in Item 304(a)(1)(iv) of Regulation S-K) with PwC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of PwC, would have caused them to make reference thereto in their report on the Company's consolidated financial statements for such years.

The Company has requested that PwC furnish it with a letter addressed to the United States Securities and Exchange Commission stating whether or not it agrees with the above statements.  A copy of such letter, dated June 29, 2007, is filed as Exhibit 16.1 to this Form 8-K.

(b)           On June 25, 2007, the Company engaged Burr, Pilger & Mayer LLP ("Burr, Pilger & Mayer") as the Company's independent registered public accounting firm to report on the Company's consolidated balance sheet as of February 3, 2007, and the related consolidated statements of operations, cash flows and shareholders' equity for the fiscal year ending February 3, 2007. The decision to appoint Burr, Pilger & Mayer was approved by the Company's Board of Directors. During the years ended January 30, 2005 and January 28, 2006 and through June 25, 2007, neither the Company nor anyone on the Company's behalf consulted with Burr, Pilger & Mayer regarding either (i) the application of accounting principles to a specified transaction, either contemplated or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, and neither a written report or oral advice was provided to the Company that Burr, Pilger & Mayer concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue, or (ii) any matter that was either the subject of a "disagreement" or a "reportable event" (as such terms are defined in Item 304(a)(1)(iv) and (v) of Regulation S-K).

Item 7.01	Regulation FD Disclosure.

The information furnished on Exhibit 99.1 is hereby incorporated by reference under this Item 7.01 as if fully set forth herein.

The information presented herein under Item 7.01 shall not be deemed "filed" under the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as may be expressly set forth by specific reference in such a filing.

Item 8.01	Other Events.

As has been previously disclosed, on March 21, 2007, the Company filed voluntary petitions for reorganization under Chapter 11 of the United States Bankruptcy Code (the "Bankruptcy Code"), in the United States Bankruptcy Court for the District of Delaware (the "Bankruptcy Court") (Case No. 07-10353). The reorganization case is being administered under the caption "In re Hancock Fabrics, Inc., Case No. 07-10353."

On June 26, 2007, the Company filed its unaudited consolidated Monthly Operating Report for the period ending June 2, 2007 (the "Monthly Operating Report") with the Bankruptcy Court. The Monthly Operating Report is limited in scope, covers a limited time period and has been prepared solely for the purpose of complying with the monthly reporting requirements of the Bankruptcy Court. Furthermore, the Monthly Operating Report contains information that has not been audited or reviewed by independent accountants, has not been presented in accordance with generally accepted accounting principles and may be subject to future reconciliation and adjustments. Without limiting the foregoing, the financial information in the Monthly Operating Report is unaudited and does not purport to show the financial statements of the Company in accordance with accounting principles generally accepted in the United States of America ("GAAP"), and therefore may exclude items required by GAAP, such as certain reclassifications, eliminations, accruals, impairments and disclosure items. The Company cautions readers not to place undue reliance upon the Monthly Operating Report. There can be no assurance that the information in the Monthly Operating Report is complete. The Monthly Operating Report may be subject to revision. The Monthly Operating Report is in a format required by the Bankruptcy Court and, therefore, might not be appropriate for use for investment purposes. The information in the Monthly Operating Report should not be viewed as indicative of future results.

Item 9.01                      Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description
16.1	Letter from PricewaterhouseCoopers LLP
99.1	Monthly Operating Report for the period ending June 2, 2007

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

HANCOCK FABRICS, INC.
(Registrant)

By:	/s/ Larry D. Fair
Name:	Larry D. Fair
Title:	Vice President, Finance (Principal Financial and Accounting Officer)

Date: June 29, 2007

INDEX TO EXHIBITS

Exhibit Number	Description
16.1	Letter from PricewaterhouseCoopers LLP
99.1	Monthly Operating Report for the period ending June 2, 2007